Exhibit 99

Baum & Company, P.A.

605 Lincoln Road, Suite 210

Miami Beach, FL 33139

December 17, 2009

Office of the Chief Accountant

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC

Dear Sir and/or Madam:

We have read the statements about our firm included in the Form 8-K of Safe Technologies International, Inc., filed with the Securities and Exchange Commission and are in agreement with the statements contained herein.

Yours truly,

/s/ Baum and Company, P.A.

Baum and Company, P.A.